Exhibit 99.1

FOR IMMEDIATE RELEASE

Pure Acquisition Corp. Provides Production and Drilling Activity Update

FORT WORTH, TX, January 22, 2020 — Pure Acquisition Corp. (“Pure”) (NASDAQ: PACQ, PACQU, PACQW), a special purpose acquisition company focused on oil and gas exploration and production, and its wholly owned subsidiary, HighPeak Energy, Inc. (“HighPeak”), previously announced a business combination whereby, among other things, Pure will merge with HighPeak, with HighPeak surviving as a publicly traded company, and HighPeak will concurrently acquire the oil and gas assets and cash from certain affiliates (“HighPeak Affiliates”) in exchange for HighPeak common stock, and the oil and gas assets of Grenadier Energy Partners II, LLC (“Grenadier”) will be contributed in exchange for HighPeak common stock and cash. Upon completion of the business combination and the acquisition of such assets from the HighPeak Affiliates and Grenadier (such assets collectively, the “Combined HighPeak Assets”), HighPeak will conduct its business as an independent oil and gas company engaged in the acquisition, development and production of oil, natural gas and NGL reserves with assets primarily located in Howard County, Texas in the Midland Basin.

Today, Pure announced that the 2019 year-end exit rate net production for the Combined HighPeak Assets successfully achieved management’s forecasted projection of approximately 12,000 barrels of oil equivalent per day (“Boe/d”)1. Such year-end production was approximately 79% oil, 13% NGLs and 8% natural gas.

Pure’s Chairman and CEO, Jack Hightower, said, “The Combined HighPeak Assets have achieved multiple milestones during the last half of 2019 which include reaching our projected year-end 2019 production forecast while dramatically lowering our drilling and completion costs. Production from the Combined HighPeak Assets has more than doubled from the second quarter of 2019 to an exit rate of approximately 12,000 Boe/d, demonstrating strong results in multiple zones across the acreage position. On average, our wells have performed in-line with our type curves for the Wolfcamp A and the Lower Spraberry and continue to support our forecasted production and reserve growth projections. With our ongoing operations and drilling program, we expect the Combined HighPeak Assets to continue to build production throughout the first quarter of 2020.”

During the fourth quarter of 2019, the HighPeak Affiliates and Grenadier drilled and completed seven 7,500-foot laterals, five 10,000-foot laterals and two 12,500-foot laterals on the Combined HighPeak Asset base. The cost of drilling, completion, equipping and facilities continues to improve for both wells drilled by the HighPeak Affiliates and by Grenadier. The costs for wells operated by the HighPeak Affiliates during the last quarter of 2019 have trended down to approximately $6.5 million for 10,000-foot lateral wells, which is about $1.0 million below previous company estimates. These capital cost reductions are driven by our intense focus on operational efficiencies which include drilling multiple well pads, zipper completions, faster drilling times and our extensive vendor network stemming from our long-term relationships in the Permian Basin.

Pure’s President Mike Hollis commented, “We are extremely pleased with our drilling and completion performance; and with our ongoing focus on capital efficiency, we intend to continue to identify opportunities to reduce costs and improve results throughout the year.”

The HighPeak Affiliates and Grenadier are currently running three operated rigs and three frac crews on the Combined HighPeak Assets and collectively have 36 operated horizontal wells on production, including seven wells that were recently brought online, plus working interests in an additional 70 horizontal producing wells. During the first quarter of 2020, we expect that the HighPeak Affiliates and Grenadier will undertake completion operations on 12 operated, drilled uncompleted wells (“DUCs”), including two 12,500-foot laterals and ten 10,000-foot laterals. Eight of the DUCs were drilled in the Wolfcamp A formation and four were drilled in the Lower Spraberry formation. In January, the HighPeak Affiliates finished drilling the adjacent Oldham 38-27 B Unit and O’Daniel Ranch 28-37 A Unit pads with four wells targeting the Wolfcamp A formation and two wells targeting the Lower Spraberry formation. These six 10,000-foot lateral wells are presently being completed utilizing two frac crews. There are currently six wells in the process of being drilled on three surface pads, including four 12,500-foot laterals and two 10,000-foot laterals.

1 Estimates reflect preliminary field-level results that have not yet been audited or otherwise reviewed by our independent registered public accounting firm.

Howard County continues to be one of the most active counties in the Midland Basin with 27 rigs currently running by many public and private operators. Many of these operators are similarly achieving great results in the Wolfcamp A and Lower Spraberry formations while also further delineating additional zones, including the Wolfcamp B, Middle Spraberry, Jo Mill, Wolfcamp C and Wolfcamp D formations, with very encouraging results. Recently, offset operators have drilled successful wells in the Wolfcamp B and Wolfcamp D formations adjacent to the asset base of the Combined HighPeak Assets.

Mr. Hightower continued, “We are excited about our pending business combination and believe our continued production and cash flow growth will create significant near-term and long-term value for our stockholders.”

About Pure Acquisition Corp.

Pure is a blank check company formed in Delaware on November 13, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Pure’s units were listed for trading on the Nasdaq under the symbol “PACQU” on April 13, 2018. On May 29, 2018, Pure’s Class A common stock and warrants began trading on the Nasdaq under the symbols “PACQ” and “PACQW,” respectively.

About HighPeak Energy, Inc.

HighPeak is an independent oil and natural gas company engaged in the acquisition, development and production of oil, natural gas and NGL reserves. HighPeak’s assets, after giving effect to the potential business combination, will be primarily located in Howard County, Texas, which lies within the northeastern part of the oil-rich Midland Basin. HighPeak is led by its Chairman, CEO and President, Jack Hightower, an industry veteran with over 48 years of experience in the oil and natural gas industry, primarily in the Permian Basin managing multiple exploration and production platforms and generating strong returns despite industry cycles by consistently applying a disciplined, risk-adjusted approach designed to balance capital preservation with value creation. HighPeak’s objective is to maximize returns by generating rapid production growth initially followed by steady production growth with strong margins and cash flow. HighPeak also intends to generate attractive full cycle returns on capital employed.

About Grenadier Energy Partners II, LLC

Grenadier was formed in 2012 with the purpose of acquiring, exploring and developing oil and natural gas properties. Grenadier’s operations and assets are located in Howard County, Texas, in the northeastern part of the oil-rich Midland Basin with a focus on its strategy to profitably develop long-lived oil and natural gas reserves by applying cutting edge technology through the drilling, completion and production phases of its wells. Since inception, Grenadier has maintained a disciplined, opportunistic approach to acquisitions where it seeks to find long-life reserves that can be developed with low risk and moderate capital requirements. Grenadier is backed by EnCap Investments L.P. and Kayne Anderson Capital Advisors, L.P.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the benefits of the business combination transaction and HighPeak’s future financial performance following the business combination transaction, as well as HighPeak’s and Pure’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, HighPeak and Pure disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. HighPeak and Pure caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of HighPeak and Pure, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, HighPeak’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, title defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Pure’s and HighPeak’s expectations and projections can be found in Pure’s periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including Pure’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as HighPeak’s Registration Statement on Form S-4, filed with the SEC on December 2, 2019, as amended on January 10, 2020. HighPeak’s and Pure’s SEC Filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Stockholders

In connection with the proposed business combination, HighPeak has filed with the SEC a registration statement on Form S-4, which includes a prospectus of HighPeak and a proxy statement of Pure. Pure and HighPeak have also filed other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of Pure. INVESTORS AND SHAREHOLDERS OF PURE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Pure and HighPeak once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement/prospectus by directing a request to: Pure Acquisition Corp., 421 W. 3rd St., Suite 1000, Fort Worth, Texas 76102, email: IR@highpeakenergy.com, Attn: Investor Relations.

Participants in the Solicitation

Pure, HighPeak, Grenadier and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pure’s shareholders in connection with the proposed transactions. Information about the directors and executive officers of Pure is set forth in the Company’s Annual Report on Form 10-K which was filed with the SEC on February 8, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus relating to the business combination.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed business combination, HighPeak has filed a registration statement on Form S-4 and the related proxy statement/prospectus with the SEC. Additionally, Pure and HighPeak have filed other relevant materials with the SEC in connection with the proposed business combination. The materials filed by the Pure and HighPeak with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Pure are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

Pure, HighPeak, Grenadier and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Pure’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Pure’s executive officers and directors in the solicitation by reading Pure’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Pure’s and HighPeak’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement/prospectus relating to the business combination.

Contact:

info@highpeakenergy.com

(817) 850-9200